UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         March 7, 2008

POLO RALPH LAUREN CORPORATION
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
001-13057	13-2622036
(Commission File Number)	(I.R.S. Employer Identification No.)

650 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
(a)	Previous Independent Registered Public Accounting Firm

On March 7, 2008, the Audit Committee of the Board of Directors of Polo Ralph Lauren Corporation (the “Company”) notified Deloitte & Touche LLP (“Deloitte & Touche”) that it had determined to dismiss Deloitte & Touche as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services conducted by Deloitte & Touche for the fiscal year ending March 29, 2008. Upon completion of the audit services conducted by Deloitte & Touche for such fiscal year, the Company will file an amendment to this Form 8-K with the specific date of dismissal of Deloitte & Touche and an update of the disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K through such date.

During the Company’s two fiscal years ended March 31, 2007 and April 1, 2006, and the subsequent interim period through March 7, 2008, there were no disagreements between the Company and Deloitte & Touche on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte & Touche’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Deloitte & Touche’s audit report dated May 30, 2007 (which was included in the Company’s Annual Report on Form 10-K filed on May 30, 2007) on the Company’s consolidated financial statements as of and for the two fiscal years ended March 31, 2007 and April 1, 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except that the audit report included an explanatory paragraph related to the Company’s elected application of Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” effective April 2, 2006 and the Company’s adoption of Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment,” as revised, effective April 2, 2006.

During the Company’s two fiscal years ended March 31, 2007 and April 1, 2006, and the subsequent interim period through March 7, 2008, there were no reportable events (as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K), except that as of April 1, 2006, Deloitte & Touche’s report on the Company’s internal control over financial reporting contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the existence of a material weakness related to income tax accounting as disclosed in the Company’s Annual Report on Form 10-K filed on June 15, 2006.

The Company furnished a copy of the above disclosures to Deloitte & Touche and requested that Deloitte & Touche provide a letter addressed to the Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Registered Public Accounting Firm

Also on March 7, 2008, the Audit Committee notified Ernst & Young LLP (“Ernst & Young”) that it would engage Ernst & Young as the Company’s independent registered public accounting firm commencing with the fiscal year ending March 28, 2009.

During the Company’s two fiscal years ended March 31, 2007 and April 1, 2006, and through March 7, 2008, neither the Company, nor anyone acting on its behalf, consulted with Ernst & Young with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Ernst & Young to the Company that Ernst & Young concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
16.1	Letter from Deloitte & Touche LLP dated

March 12, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLO RALPH LAUREN CORPORATION

Date: March 12, 2008	By:	/s/ Tracey T. Travis
Name:	Tracey T. Travis
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

16.1	Letter from Deloitte & Touche LLP dated March 12, 2008